U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2003

VOICE MOBILITY INTERNATIONAL, INC.

(Name of Small Business Issuer in its Charter)

NEVADA	33-0777819

(State or Other Jurisdiction ofIncorporation or Organization)	(I.R.S. Employer Identification Number)

100 – 4190 Lougheed Hwy, Burnaby, British Columbia, Canada;	V5C 6A8

(Address of Principal Executive Offices)	(Zip Code)

(604) 482-0000

(Issuer's Telephone Number)

Item 5. Other Events

Voice Mobility announces the appointment of Don Calder as Chairman and the departure of Bob Neal from its Board.

Exhibit No	Exhibits

99.1	News release of Voice Mobility International, Inc. Dated March 17, 2003.

SIGNATURES
------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE MOBILITY INTERNATIONAL, INC.

Date: March 14, 2003
by: /s/Randy G. Buchamer

---------------------------------

Randy G. Buchamer

Chairman and CEO

VOICE MOBILITY ANNOUNCES BOARD CHANGES

VANCOUVER, BC, CANADA March 17, 2003 – Voice Mobility International, Inc. (TSE: VMY, OTCBB: VMII and FWB: VMY), developer and provider of carrier grade enhanced messaging solutions, today announced the appointment of Don Calder to the position of Chairman, Voice Mobility Inc.
A telecommunications veteran of nearly 30 years, Mr. Calder was CEO of BC Telecom from 1997 to 1999, which was the second largest Canadian telco at the time. Previously Mr. Calder was the Executive Vice President of Network and Operations at BC Telecom and Group Vice President of Marketing and Development with Stentor Resource Centre Inc. While at BC Telecom, Mr. Calder was responsible for negotiating and structuring the merger between BC Telecom and TELUS, which spawned the TELUS that exists today.
Don Calder is Vice Chair of the Board and Executive Committee of the Vancouver 2010 Bid Corporation. The objective of the Bid Corporation is to win the right to host the Olympic Winter Games and Paralympic Games in 2010.
Among his other community commitments, Don is past chair of the VGH and UBC Hospital Foundation. Don sits on the board of directors of the United Way of the Lower Mainland and was chairman of the 1999 annual fundraising campaign prior to becoming CEO of the Bid.
Don holds degrees in civil engineering from McGill University and a Master of Business Administration from the University of British Columbia.
"Mr. Calder has an impeccable reputation in the telecommunications industry," commented Randy G. Buchamer, CEO, Voice Mobility, "Having Don as the Chairman of the board of directors is of significant importance for Voice Mobility. I am confident Don will provide tremendous leadership and will bring valuable experience to the Voice Mobility team." At the same time the company announced Bob Neal would be departing from the Board. Mr. Neal has contributed enormously to Voice Mobility’s Board since September 2000. “The entire VMI team would like to thank Bob for the significant contributions he has made to Voice Mobility,” said Mr. Buchamer, CEO. “We wish Bob continued success in his future endeavors.”

About Voice Mobility
Voice Mobility markets and develops next generation messaging solutions that provide all of the enhanced features and functionality of unified communications while ensuring integration with and replacement of existing voice messaging systems. Voice Mobility markets its software suite to telephone companies and service providers in mature markets and new, growth markets.
Voice Mobility’s enhanced messaging solution offers a lower cost of system ownership (ability for carriers and service providers to cease spending capital on legacy equipment), seamless migration of paying customers from first generation systems to second generation technology, new revenue streams through the incremental marketing of enhanced features, and competitive differentiation.

For Voice Mobility customers this means increased share of existing customer’s wallet, increased customer loyalty and the ability to attract new customers with incremental services. For more information about Voice Mobility visit www.voicemobility.com.

FORWARD-LOOKING (SAFE HARBOR) STATEMENT

This news release contains forward-looking statements that involve risks and uncertainties including, but not limited to, future sales, product demand, growth of the unified messaging industry, competition, the effect of economic conditions and technological difficulties and other risks detailed in the Company’s filings with the U.S. Securities and Exchange Commission.

For further information

Voice Mobility International Inc.
Randy G. Buchamer Chairman and CEO
604.482.0000
Investor Relations:
North America: 1-888-370-8751
investors@voicemobility.com

     ONTARIO
BRITISH COLUMBIA
ALBERTA
QUEBEC

FORM 53-901F
(Previously Form 27)

SECURITIES ACT

MATERIAL CHANGE REPORT UNDER SECTION 75(2)
OF THE SECURITIES ACT (ONTARIO), SECTION 85(1) OF THE SECURITIES
ACT (BRITISH COLUMBIA), SECTION 118(1) OF THE SECURITIES ACT
(ALBERTA) AND SECTION 73 OF THE SECURITIES ACT (QUEBEC)

NOTE:	This form is intended as a guideline. A letter or other document may be used if the substantive requirements of this form are complied with.

NOTE:
Every report required to be filed under Section 85(1) of the Securities Act (the "Act")must be sent to the British Columbia Securities Commission (the "Commission") in an envelope addressed to the Commission and marked "Continuous Disclosure".

NOTE:
WHERE THIS REPORT IS FILED ON A CONFIDENTIAL BASIS, PUT AT THE BEGINNING OF THE REPORT IN BLOCK CAPITALS "CONFIDENTIAL – SECTION 85" AND PLACE EVERYTHING THAT IS REQUIRED TO BE FILED IN AN ENVELOPE ADDRESSED TO THE SECRETARY OF THE COMMISSION AND MARKED "CONFIDENTIAL".

NOTE ALSO THAT FOR A SEDAR FILING, THE PRESS RELEASE SHOULD BEFILED AS A SEPARATE DOCUMENT FROM THE FORM 27.

Item 1.	Reporting Issuer

State the full name and address of the principal office in Canada of the reporting issuer:

Voice Mobility International, Inc.
Suite 100, 4190 Lougheed Hwy
Burnaby, B.C. V5C 6A8

Item 2.	Date of Material Change

March 13, 2003

Item 3.	Press Release

State the date and place(s) of issuance of the press release issued under section 85(1) ofthe Act.

The Press Release dated March 17, 2003 was forwarded to the Toronto Stock Exchangeand disseminated via Canada News-Wire Ltd.

VOI400\Prospectus Winter 2001 DOC\2023

A copy of the Press Release is attached as Schedule "A".

Item 4.	Summary of Material Change

Provide a brief but accurate summary of the nature and substance of the materialchange.

Voice Mobility announces the appointment of Don Calder as Chairman and the departureof Bob Neal from its Board.

Item 5.	Full Description of Material Change

Supplement the summary required under item 4 with the disclosure which should besufficiently complete to enable a reader to appreciate the significance of the materialchange without reference to other material. Management is in the best position todetermine what facts are significant and must disclose those facts in a meaningfulmanner. See also item 7.

The description of the significant facts relating to the material change will thereforeinclude some or all of the following: dates, parties, terms and conditions, description ofany assets, liabilities or capital affected, purpose, financial or dollar values, reasons forthe change, and a general comment on the probable impact on the reporting issuer or itssubsidiaries. Specific financial forecasts would not normally be required to comply withthis form.

The above list merely described examples of some of the facts which may be significant.The list is not intended to be inclusive or exhaustive of the information required in anyparticular situation.

For a full description of the material change, see Schedule "A".

Item 6.	Reliance on Section 85(2) of the Act and equivalent sections of other jurisdictions

If the report is being filed on a confidential basis, state the reasons for such reliance.

Not Applicable.

Item 7.	Omitted Information

In certain circumstances where a material change has occurred and a materialchange report has been or is about to be filed but section 85(3) of the Act will no longer or will not be relied upon, a reporting issuer may nevertheless believe one or more significant facts otherwise required to be disclosed in the material change report should remain confidential and not be disclosed or not be disclosed in full detail in the material change report.

State whether any information has been omitted on this basis and provide the reasons for any omission in sufficient detail to permit the Commission to exerciseits discretion under section 169(4) of the Act.

VOI400\Prospectus Winter 2001 DOC\2023

The reasons for the omission may be contained in a separate letter filed as provided in section 151 of the Rules.

Not Applicable.

Item 8.	Senior Officer

The following Senior Officer of the Company is available to answer questions regarding this report.

Randy G. Buchamer
Chairman and Chief Executive Officer
(604) 675-7616

Item 9.	Statement of Senior Officer

The foregoing accurately discloses the material change referred to herein.

Dated at Burnaby, B.C., this 14th day of March 2003.

VOICE MOBILITY INTERNATIONAL, INC.

Per:

 /s/ Randy G. Buchamer Randy G. Buchamer, Chief Executive Officer

VOI400\Prospectus Winter 2001 DOC\2023

VOICE MOBILITY ANNOUNCES BOARD CHANGES

VANCOUVER, BC, CANADA March 17, 2003 – Voice Mobility International, Inc. (TSE: VMY, OTCBB: VMII and FWB: VMY), developer and provider of carrier grade enhanced messaging solutions, today announced the appointment of Don Calder to the position of Chairman, Voice Mobility Inc.

A telecommunications veteran of nearly 30 years, Mr. Calder was CEO of BC Telecom from 1997 to 1999, which was the second largest Canadian telco at the time. Previously Mr. Calder was the Executive Vice President of Network and Operations at BC Telecom and Group Vice President of Marketing and Development with Stentor Resource Centre Inc. While at BC Telecom, Mr. Calder was responsible for negotiating and structuring the merger between BC Telecom and TELUS, which spawned the TELUS that exists today.

Don Calder is Vice Chair of the Board and Executive Committee of the Vancouver 2010 Bid Corporation. The objective of the Bid Corporation is to win the right to host the Olympic Winter Games and Paralympic Games in 2010.

Among his other community commitments, Don is past chair of the VGH and UBC Hospital Foundation. Don sits on the board of directors of the United Way of the Lower Mainland and was chairman of the 1999 annual fundraising campaign prior to becoming CEO of the Bid.

Don holds degrees in civil engineering from McGill University and a Master of Business Administration from the University of British Columbia.

"Mr. Calder has an impeccable reputation in the telecommunications industry," commented Randy G. Buchamer, CEO, Voice Mobility, "Having Don as the Chairman of the board of directors is of significant importance for Voice Mobility. I am confident Don will provide tremendous leadership and will bring valuable experience to the Voice Mobility team." At the same time the company announced Bob Neal would be departing from the Board. Mr. Neal has contributed enormously to Voice Mobility’s Board since September 2000. “The entire VMI team would like to thank Bob for the significant contributions he has made to Voice Mobility,” said Mr. Buchamer, CEO. “We wish Bob continued success in his future endeavors.”

VOI400\Prospectus Winter 2001 DOC\2023

About Voice Mobility

Voice Mobility markets and develops next generation messaging solutions that provide all of the enhanced features and functionality of unified communications while ensuring integration with and replacement of existing voice messaging systems. Voice Mobility markets its software suite to telephone companies and service providers in mature markets and new, growth markets.

Voice Mobility’s enhanced messaging solution offers a lower cost of system ownership (ability for carriers and service providers to cease spending capital on legacy equipment), seamless migration of paying customers from first generation systems to second generation technology, new revenue streams through the incremental marketing of enhanced features, and competitive differentiation.

For Voice Mobility customers this means increased share of existing customer’s wallet, increased customer loyalty and the ability to attract new customers with incremental services. For more information about Voice Mobility visit www.voicemobility.com.

FORWARD-LOOKING (SAFE HARBOR) STATEMENT

This news release contains forward-looking statements that involve risks and uncertainties including, but not limited to, future sales, product demand, growth of the unified messaging industry, competition, the effect of economic conditions and technological difficulties and other risks detailed in the Company’s filings with the U.S. Securities and Exchange Commission.

For further information

Voice Mobility International Inc.
Randy G. Buchamer Chairman and CEO
604.482.0000
Investor Relations:
North America: 1-888-370-8751
investors@voicemobility.com

VOI400\Prospectus Winter 2001 DOC\2023